Page 19 of 20 Pages


                                    EXHIBIT C

                             JOINT FILING AGREEMENT

         The undersigned hereby agree that the statement on Schedule 13G with respect to the Common Stock of Boole & Babbage Inc. dated as of March 6, 1998 is, and any amendments thereto (including amendments on Schedule 13D) signed by each of the undersigned shall be, filed on behalf of us pursuant to and in accordance with the provisions of Rule 13d-1(f) under the Securities Exchange Act of 1934.

Date:  March 6, 1998               WINSTON PARTNERS, L.P.

                                   By:  Chatterjee Fund Management, L.P.,
                                        General Partner

                                        By:  Purnendu Chatterjee,
                                             General Partner

                                             By:  /S/ PETER HURWITZ
                                                  -----------------------------
                                                  Peter Hurwitz
                                                  Attorney-in-Fact


Date:  March 6, 1998               CHATTERJEE FUND MANAGEMENT, L.P.

                                   By:  Purnendu Chatterjee,
                                        General Partner

                                        By:  /S/ PETER HURWITZ
                                             ----------------------------------
                                             Peter Hurwitz
                                             Attorney-in-Fact


Date:  March 6, 1998               WINSTON PARTNERS II LDC

                                   By:  /S/ PETER HURWITZ
                                        ---------------------------------------
                                        Peter Hurwitz
                                        Attorney-in-Fact


Date:  March 6, 1998               WINSTON PARTNERS II LLC

                                   By:  Chatterjee Advisors LLC, its Manager

                                        By:  /S/ PETER HURWITZ
                                             ----------------------------------
                                             Peter Hurwitz
                                             Manager

Date:  March 6, 1998               CHATTERJEE ADVISORS LLC

                                   By:  /S/ PETER HURWITZ
                                        ---------------------------------------
                                        Peter Hurwitz
                                        Manager




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                                                             Page 20 of 20 Pages


Date:  March 6, 1998               CHATTERJEE MANAGEMENT COMPANY

                                   By:  /S/ PETER HURWITZ
                                        ---------------------------------------
                                        Peter Hurwitz
                                        Vice President


Date: March 6, 1998                PURNENDU CHATTERJEE

                                   By:  /S/ PETER HURWITZ
                                        ---------------------------------------
                                        Peter Hurwitz
                                        Attorney-in-Fact